SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 13, 2001

Commission File Number 33-82034

INDIANTOWN COGENERATION, L.P.
(Exact name of co-registrant as specified in its charter)

         Delaware                                                                                     52-1722490
(State or other jurisdiction of                                           (I.R.S. Employer Identification Number)
incorporation or organization)

INDIANTOWN COGENERATION FUNDING CORPORATION
(Exact name of co-registrant as specified in its charter)

         Delaware                                                                                     52-1889595
(State or other jurisdiction of                                           (I.R.S. Employer Identification Number)
incorporation or organization)

7500 Old Georgetown Road, 13th Floor
Bethesda, Maryland 20814-6161
(Registrants' address of principal executive offices)

(301)-718-6800
(Registrants' telephone number, including area code)

Item 5.   Other Events.

     On April 6, 2001, Lodestar Holdings, Inc., the parent company of the Partnership's coal supplier, Lodestar Energy, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K announcing that on Friday, March 30, 2001, certain holders of a substantial majority of Lodestar Holdings, Inc.'s senior notes filed an involuntary bankruptcy petition against Lodestar Holdings, Inc. The Partnership is currently evaluating alternative sources of coal and options for ash disposal.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                   Indiantown Cogeneration, L.P.
                                                                                   (Co-Registrant)

Date: April 13, 2001

                                                                                    ___________________________________
                                                                                    John R. Cooper
                                                                                    Vice President
                                                                                    (Chief Financial Officer)

                                                                                    Indiantown Cogeneration Funding
                                                                                    Corporation
                                                                                    (Co-Registrant)

Date: April 13, 2001

                                                                                    ___________________________________
                                                                                    John R. Cooper
                                                                                    Vice President
                                                                                    (Chief Financial Officer)